EXHIBIT 10.3
                                                                    ------------

                           GOVERNANCE RIGHTS AGREEMENT

GOVERNANCE RIGHTS AGREEMENT, dated as of January 31, 2005 ("Agreement"), among Schawk, Inc. (the "Company"), Clarence W. Schawk, Marilyn G. Schawk, David A. Schawk, A. Alex Sarkisian, as Trustee of the David A. Schawk Family Trust dated 11/30/88 F/B/O Colleen Teryl Schawk, as Trustee of the David A. Schawk Family Trust dated 11/30/88 F/B/O Kara Elizabeth Schawk and as Trustee of the David A. Schawk Family Trust dated 11/30/88 F/B/O Kelly Lynn Schawk (the "Principal Schawk Stockholders") and Kohlberg Investors IV, L.P., Kohlberg TE Investors IV, L.P, Kohlberg Offshore Investors IV, L.P., Kohlberg Partners IV, L.P., KOCO Investors IV, L.P., Silver Point Capital Fund, L.P., Silver Point Capital Offshore Fund, Limited, Hudson River Co-Investment Fund, L.P. and VO III, LLC (the "KAGT Stockholders").


                                   WITNESSETH:

         WHEREAS, the Company desires to purchase all the outstanding shares of KAGT Holdings, Inc. ("Holdings") from the KAGT Stockholders;

         WHEREAS, the KAGT Stockholders wish to sell all the outstanding shares of Holdings to the Company for a purchase price consisting of cash and 4,000,000 shares (the "Purchase Price Shares") of Class A Common Stock, $0.08 par value per share (the "Common Stock");

         WHEREAS, in connection with the sale of all of the outstanding shares of Holdings by the KAGT Stockholders, as more fully described in the Stock Purchase Agreement dated December 17, 2004 (the "Stock Purchase Agreement"), the Company, the Principal Schawk Stockholders and the KAGT Stockholders wish to document their mutual understanding and agreement of the ability of the KAGT Stockholders to designate a director to the board of directors (the "Board of Directors") of the Company;

         THEREFORE, in order to induce the parties to enter into the Stock Purchase Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company, the Principal Schawk Stockholders and the KAGT Stockholders hereby agree to take or cause to be taken such corporate actions as may be reasonably required to cause the following:

          1. Board Seat.

         (a) For so long as the KAGT Stockholders own more than 10% of the outstanding Common Stock, the holders of a majority of the Purchase Price Shares held by the KAGT Stockholders shall have the right to designate one director of the Company (the "KAGT Director"). The Company and the Principal Schawk Stockholders shall take all necessary action to elect Christopher Lacovara (or such other individual as the KAGT Stockholders may designate) as the initial KAGT Director effective as of the Closing date (as defined in the Stock Purchase Agreement).

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         (b) If a vacancy of a position held by a KAGT Director occurs or exists on the Board of Directors at any time and for any reason, including but not limited to a vacancy because of the death, disability, retirement, resignation or removal of any director for cause or otherwise, then the KAGT Stockholders shall have the sole right to designate an individual to fill such vacancy, and the Company and the Principal Schawk Stockholders shall take all available steps to elect such nominee to fill such vacancy.

         (c) To the extent permitted by law, the Company shall use all reasonable efforts to solicit from the stockholders of the Company eligible to vote for the election of directors proxies in favor of the nominee designated by the KAGT Stockholders.

         (d) At the request of holders of a majority of the Purchase Price Shares held by KAGT Stockholders, the Company shall (x) use all reasonable efforts to (i) seek action by written consent as promptly as practicable following such request to remove the KAGT Director, and the Principal Schawk Stockholders shall join in executing any such consent as promptly as practicable following such request, or (ii) if action by written consent of stockholders is not then permitted by the certificate of incorporation and bylaws of the Company, cause a special meeting of stockholders to be held proposing the removal of the KAGT Director, provided that if in the reasonable good faith determination of the Board of Directors it is materially detrimental to do so, then the Company may delay calling such special meeting; provided that the Company will cause such meeting to be held within 135 days of such request by the KAGT Stockholders (and will permit an observer selected by the KAGT Stockholders to attend all meetings of the Board of Directors held during such 135 day period) and (y) to the extent permitted by law, use all reasonable efforts to solicit from stockholders of the Company eligible to vote for the election of directors proxies to remove such KAGT Director, and the Principal Schawk Stockholders shall vote for such removal.

         (e) In the event that the KAGT Stockholders cease to own more than 10% of the outstanding Common Stock, then immediately prior to the next annual meeting of the stockholders of the Company at which the KAGT Director would otherwise be entitled to seek reelection, the KAGT Director shall be subject to removal. In such event, the KAGT Stockholders shall cause the KAGT Director to tender, immediately prior to such annual meeting, his or her resignation from the Board of Directors. In the event that the KAGT Director fails to deliver his or her resignation, the Company and the Principal Schawk Stockholders shall be entitled to take all necessary and appropriate action to cause such KAGT Director to be removed.

         (f) For so long as the KAGT Stockholders are entitled to designate a KAGT Director, the KAGT Director shall be entitled to serve on each committee of the Board of Directors to which such KAGT Director has agreed to serve, provided that the KAGT Director shall serve on such committees only to the extent permitted by applicable listing standards.

         (g) For as long as the KAGT Stockholders own more than 2% of the outstanding Common Stock or until such time as the Stockholders Representative (as defined in the Stock Purchase Agreement) directs Schawk not to, Schawk shall provide the Stockholders Representative with the same interim financial and other information as provided to Schawk's Board of Directors at the same time as such information is delivered to Schawk's Board of Directors,

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subject to receipt by Schawk of a confidentiality agreement reasonably acceptable to Schawk.

         2. Voting.

         So long as the KAGT Stockholders own more than 10% of the outstanding Common Stock of the Company, the Principal Schawk Stockholders agree to cause all shares of Common Stock beneficially owned by them to be voted in favor of (or, if requested by a majority of the KAGT Stockholders and then permitted by the certificate of incorporation and bylaws of the Company, shall execute a written consent, as promptly as practicable following such request, in favor of) the election or removal of, as the case may be, the individual nominated as KAGT Director.

         3. Certain Charter and Bylaw Amendments. During the term of this Agreement, the Company shall not amend or modify any provision of the certificate of incorporation or bylaws of the Company in any way that prevents the KAGT Stockholders from exercising their rights under this Agreement or prevents the Principal Schawk Stockholders from honoring their obligations under this Agreement in the manner and within the time periods contemplated by this Agreement.

         4. Miscellaneous.

         (a) Further Assurances. Each party hereto shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such instruments and take such other action as may be reasonably necessary or advisable to carry out their obligations under this Agreement and under any exhibit, document or other instrument delivered pursuant hereto.

         (b) Amendment. This Agreement may be amended, supplemented or interpreted at any time only by written instrument duly executed by each of the parties hereto.

         (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing pursuant to the terms of Section
13.5 of the Stock Purchase Agreement.

         (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties. Neither this Agreement nor any right or obligation hereunder is assignable by any party except with the prior written consent of the other party or parties.

         (e) Transfer. No Principal Schawk Stockholder may transfer shares of Common Stock unless such transferee has duly executed a Joinder Agreement in which it agrees to assume all of the transferor's obligations pursuant to this Agreement and be treated as a Principal Schawk Stockholder hereunder (if not already a Principal Schawk Stockholder party to this Agreement).

         (f) Specific Performance. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were

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not performed in accordance with their specific terms or were otherwise breached. The parties hereto agree to waive any requirement for the posting of any bond in connection with such remedy.

         (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (i) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws.

         (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto, in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         (l) Termination. This Agreement shall terminate on the tenth (10th) anniversary of the date hereof (the "Termination Date").

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         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto on the day and year first above written.


                                  SCHAWK, INC.


                                  By: /s/ David A. Schawk
                                     -------------------------------------------
                                     Name:  David A. Schawk
                                     Title: President and Chief Executive
                                            Officer

                                  PRINCIPAL SCHAWK STOCKHOLDERS:


                                  /s/ Clarence W. Schawk
                                  ----------------------------------------------
                                  Clarence W. Schawk


                                  /s/ Marilyn G. Schawk
                                  ----------------------------------------------
                                  Marilyn G. Schawk


                                  /s/ David A. Schawk
                                  ----------------------------------------------
                                  David A. Schawk


                                  /s/ A. Alex Sarkisian
                                  ----------------------------------------------
                                  A. Alex Sarkisian, as Trustee of the David A. Schawk Family Trust dated 11/30/88 F/B/O Colleen Teryl Schawk


                                  /s/ A. Alex Sarkisian
                                  ----------------------------------------------
                                  A. Alex Sarkisian, as Trustee of the David A. Schawk Family Trust dated 11/30/88 F/B/O Kara Elizabeth Schawk

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                                  /s/ A. Alex Sarkisian
                                  ----------------------------------------------
                                  A. Alex Sarkisian, as Trustee of the David A. Schawk Family Trust dated 11/30/88 F/B/O Kelly Lynn Schawk


                                  KOHLBERG INVESTORS IV, L.P.

                                  By:  Kohlberg Management IV, L.L.C.,
                                       its general partner


                                  /s/ Christopher Lacovara
                                  ----------------------------------------------
                                  Name:  Christopher Lacovara
                                  Title: Vice President


                                  KOHLBERG TE INVESTORS IV, L.P.

                                  By:  Kohlberg Management IV, L.L.C.,
                                       its general partner


                                  /s/ Christopher Lacovara
                                  ----------------------------------------------
                                  Name:  Christopher Lacovara
                                  Title: Vice President


                                  KOHLBERG OFFSHORE INVESTORS IV, L.P.

                                  By:  Kohlberg Management IV, L.L.C.,
                                       its general partner


                                  /s/ Christopher Lacovara
                                  ----------------------------------------------
                                  Name:  Christopher Lacovara
                                  Title: Vice President

                                  KOHLBERG PARTNERS IV, L.P.

                                  By:  Kohlberg Management IV, L.L.C.,
                                       its general partner


                                  /s/ Christopher Lacovara
                                  ----------------------------------------------
                                  Name:  Christopher Lacovara
                                  Title: Vice President


                                  KOCO Investors IV, L.P.

                                  By:  Kohlberg Management IV, L.L.C.,
                                       its general partner


                                  /s/ Christopher Lacovara
                                  ----------------------------------------------
                                  Name:  Christopher Lacovara
                                  Title:    Vice President


                                  SILVER POINT CAPITAL FUND, L.P.


                                  By: /s/ Jeffrey A. Gelfand
                                     -------------------------------------------
                                     Name:  Jeffrey A. Gelfand
                                     Title: Authorized Signatory


                                  SILVER POINT CAPITAL OFFSHORE FUND, LIMITED


                                  By: /s/ Jeffrey A. Gelfand
                                     -------------------------------------------
                                     Name:  Jeffrey A. Gelfand
                                     Title: Authorized Signatory

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                                  HUDSON RIVER CO-INVESTMENT FUND, L.P.

                                  By:  Hamilton Lane New York Co-Investment,
                                       LLC, its general partner

                                  By:  Hamilton Lane Advisors, L.L.C., its
                                       Managing Member


                                  /s/ Mario L. Giannini
                                  ----------------------------------------------
                                  Name:  Mario L. Giannini
                                  Title: Chief Executive Officer


                                  VO III, LLC


                                  By: /s/ Basil Vasihiou
                                     -------------------------------------------
                                     Name:  Basil Vasihiou
                                     Title: Manager